Mining Interests - Owned By Subsidiaries - Disclosure of Capitalized Expenditures on Mining Interests to Expenditures on Mining Interests (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Capitalized expenditures on mining interests
Owned by subsidiaries and Investments in associates and joint venture	$ 1,130	$ 684
Interest paid	(35)	(25)
(Increase) decrease in accrued expenditures	(20)	37
Expenditures on mining interests per Consolidated Statements of Cash Flows	$ 1,075	$ 696